UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2013

                                                                                            Boston Financial Tax Credit Fund Plus, A Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts	0-22104	04-3105699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
101 Arch Street, Boston, Massachusetts 02110-1106
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
(617) 439-3911

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On March 31, 2013, the registrant completed the disposition of its only remaining non-cash asset, the Local Limited Partnership Interest in Pilot House Associates, L.P., which owns a property in Newport News, Virginia.  The registrant received $2,900,000 for the Local Limited Partnership Interest from an affiliate of the Local General Partner.

Pursuant to the terms of the Amended and Restated Agreement of Limited Partnership dated as of December 2, 1991, governing the registrant (the "Partnership Agreement"), this disposition of assets triggered a dissolution event under the Partnership Agreement.  The registrant expects the final distribution and cancellation of the registrant’s certificate of limited partnership to occur in June 2013.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL TAX CREDIT FUND PLUS, A LIMITED PARTNERSHIP By: Arch Street VIII, Inc., its Managing General Partner

Dated: April 4, 2013	By: /s/ Kenneth J. Cutillo
Kenneth J. Cutillo President